                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 17, 1998
                                                         --------------

                               Weeks Corporation
                               -----------------
             (Exact name of registrant as specified in its charter)


           Georgia                          011-13254           58-1525322
-------------------------------           --------------   -----------------
     (State or other jurisdiction           (Commission     (IRS Employer
          of incorporation)                File Number)   Identification No.)

       4497 Park Drive, Norcross, Georgia                        30093
-----------------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (770) 923-4076
                                                   ---------------

Item 5.  Other Events

     Weeks Corporation is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into that certain Registration Statement, File No. 333-32755, filed under the Securities Act of 1933, as amended.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          1.1 Underwriting Agreement among Weeks Corporation, Weeks Realty, L.P. and the Underwriters named therein dated as of March 17, 1998

          1.2 Pricing Agreement among Weeks Corporation, Weeks Realty, L.P. and the underwriters named therein dated as of March 17, 1998

          4.1 Indenture among Weeks Realty, L.P. and State Street Bank and Trust Company, as Trustee (Incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form 8-A dated March 17, 1998 filed with the Commission on March 18, 1998)

          4.2 Specimen 6-7/8% Note due March 15, 2005 (Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form 8-A dated March 17, 1998 filed with the Commission on March 18, 1998)

          5.1 Opinion of King & Spalding regarding legality of issuance of 6-7/8% Notes due March 15, 2005

          10.1 Securities Purchase Agreement among Codina Group, Inc., Armando Codina, St. Joe Corporation and Weeks Realty Services, Inc. dated as of February __, 1998

          10.2 Shareholders' Agreement among Codina Group, Inc., Armando Codina, St. Joe Corporation and Weeks Realty Services, Inc. dated as of February __, 1998

          12.1 Statement regarding Computation of Ratio of Earnings to Fixed Charges

          23.1      Consent of Arthur Andersen LLP

          23.2      Consent of Ernst & Young LLP

          23.3      Consent of Deloitte & Touche LLP

          23.4 Consent of King & Spalding (included as part of Exhibit 5.1 hereto)

          99.1      Press Release of Weeks Corporation, dated March 18, 1998

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WEEKS CORPORATION
                              (Registrant)



Date: March __, 1998          By: ________________________________
                                   David P. Stockert
                                   Senior Vice President and
                                   Chief Financial Officer

                                 EXHIBIT INDEX


      1.1 Underwriting Agreement among Weeks Corporation, Weeks Realty, L.P. and the Underwriters named therein dated as of March 17, 1998

      1.2 Pricing Agreement among Weeks Corporation, Weeks Realty, L.P. and the Underwriters named therein dated as of March 17, 1998

      4.1 Indenture among Weeks Realty, L.P. and State Street Bank and Trust Company, as Trustee (Incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form 8-A dated March 17, 1998 filed with the Commission on March 18, 1998)

      4.2 Specimen 6-7/8% Note due March 15, 2005 (Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form 8-A dated March 17, 1998 filed with the Commission on March 18, 1998)

      5.1 Opinion of King & Spalding regarding legality of issuance of 6-7/8% Notes due March 15, 2005

     10.1 Securities Purchase Agreement among Codina Group, Inc., Armando Codina, St. Joe Corporation and Weeks Realty Services, Inc. dated as of February __, 1998

     10.2      Shareholders' Agreement among Codina Group, Inc., Armando
               Codina, St. Joe Corporation and Weeks Realty Services, Inc. dated as of February __, 1998


     12.1      Statement regarding Computation of Ratio of Earnings to Fixed
               Charges

     23.1      Consent of Arthur Andersen LLP

     23.2      Consent of Ernst & Young LLP

     23.3      Consent of Deloitte & Touche LLP

     23.4 Consent of King & Spalding (included as part of Exhibit 5.1 hereto)

     99.1      Press Release of Weeks Corporation, dated March 18, 1998.